UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NIELSEN HOLDINGS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

Nielsen Holdings plc

675 Avenue of the Americas

New York, NY 10010

August 19, 2022

Proposed Acquisition of Nielsen—Your vote is very important

Dear Fellow Nielsen Shareholder:

You are cordially invited to attend two reconvened shareholder meetings of Nielsen Holdings plc, a public limited company formed under the laws of England and Wales (the “Company” or “Nielsen”), to consider and vote upon the matters set forth in the notices of meetings of shareholders set out in the proxy statement filed by Nielsen on July 8, 2022 (the “Definitive Proxy Statement”).

As previously announced and described in more detail in the Definitive Proxy Statement, on March 28, 2022, Nielsen entered into a Transaction Agreement (the “Transaction Agreement”) with Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey (“Parent”), and Neptune BidCo US Inc., a corporation formed under the laws of Delaware and a wholly owned subsidiary of Parent (“Purchaser”) (collectively, the “Purchasing Entities”), pursuant to which Purchaser will acquire the entire issued and to be issued share capital of Nielsen (other than certain excluded shares which will be contributed to Purchaser by the relevant parties, as further described in the accompanying supplement to the Definitive Proxy Statement set out below (the “Proxy Supplement”)) (the “Acquisition”) in accordance with the provisions of U.K. Court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the U.K. Companies Act 2006 (the “Companies Act”), further details of which are set out in the Definitive Proxy Statement.

On or about July 8, 2022, Nielsen mailed the Definitive Proxy Statement relating to two meetings of Nielsen shareholders in connection with the Acquisition that were originally scheduled to have been held on August 9, 2022, to consider and vote on the Acquisition: the “Court Meeting,” convened by the U.K. Court, and the general meeting of Nielsen shareholders to be held after the Court Meeting (the “Special Meeting”). Notices convening the Court Meeting and the Special Meeting, respectively, were set out in the Definitive Proxy Statement, together with a copy of the Scheme. On August 9, 2022, Nielsen announced that the Court Meeting and the Special Meeting had both been postponed to allow the Consortium to seek to finalize an agreement with The WindAcre Partnership Master Fund LP, the beneficial owner of approximately 27% of Nielsen’s ordinary shares (“WindAcre”). On August 17, 2022, the Consortium and WindAcre entered into certain agreements, the terms of which are described in the accompanying Proxy Supplement. As a result of the agreements reached between WindAcre and the Consortium, WindAcre has undertaken to withdraw the proxy it had previously submitted in relation to the Court Meeting and the Special Meeting, and has further undertaken not to vote at the Court Meeting and to be bound by the terms of the Scheme in the event that the Scheme becomes effective in accordance with its terms.

The reconvened Court Meeting will take place on September 1, 2022, at 8:15 a.m. Eastern time and the reconvened Special Meeting will take place on September 1, 2022, at 8:30 a.m. Eastern time (or as soon thereafter as the Court Meeting shall have been concluded, adjourned or postponed) to consider and, if thought fit, approve the matters set out in the Notice of Court Meeting and Notice of Special Meeting as set out in the Definitive Proxy Statement. The Definitive Proxy Statement also provides detailed information about the Court Meeting, the Special Meeting, the Transaction Agreement, the Scheme and the Acquisition and the approvals required and conditions to be satisfied or waived in order for the Acquisition to be completed.

As explained in the Definitive Proxy Statement, at the Court Meeting, you will be asked to consider and vote upon the Scheme. An updated copy of the Scheme reflecting the effect of the agreements reached between WindAcre and the Consortium is set out in the Proxy Supplement. At the Special Meeting, you will be asked to consider and vote on the following resolutions, each of which shall be conditional upon the Scheme having been approved by the requisite majorities at the Court Meeting (together, the “Company Proposals”): (i) a proposal to (a) authorize the members of the Board of Directors of Nielsen (the “Board”) to take necessary actions for carrying the Scheme into effect, (b) amend Nielsen’s articles of association, (c) direct the Board to deliver the order of the U.K. Court sanctioning the Scheme under Section 899(1) of the Companies Act (once obtained) to the Registrar of Companies for England and Wales in accordance with the provisions of the Scheme and the laws of England and Wales and (d) direct the Board that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this clause (d) having the meanings set forth in the Transaction Agreement) (the “Articles Amendment and Scheme Implementation Proposal”) and (ii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Nielsen’s named executive officers that is based on or otherwise related to the Transaction Agreement and the transactions contemplated by the Transaction Agreement (the “Compensation Proposal”).

Record Date; Shares Entitled to Vote

Shareholders whose name appears in the register of members of Nielsen are referred to in the Definitive Proxy Statement and in this Proxy Supplement as “Shareholders of Record.” Shareholders of Record at 6:00 p.m. (Eastern time) on August 16, 2022 (the “Voting Record Time”) are entitled to attend, speak and vote at the Court Meeting and the Special Meeting. If the Court Meeting or the Special Meeting are adjourned or postponed for more than ten (10) business days, the Voting Record Time will be at such time on the date which is ten (10) business days before the date fixed for reconvening the adjourned or postponed meeting. Changes to entries on Nielsen’s register of members after the Voting Record Time will be disregarded in determining the rights of any person to attend, speak or vote at the Court Meeting and the Special Meeting.

Shareholders who own Nielsen ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company (“DTC”)) or whose interests in Nielsen ordinary shares are held in “street name” by a broker, bank, trust or other nominee, are referred to in the Definitive Proxy Statement and in this Proxy Supplement as “Beneficial Holders.”

Only Beneficial Holders at the close of business on June 29, 2022 (the “Beneficial Holder Record Date”) will have the right to instruct their broker, bank, trust or other nominee how to vote their Nielsen ordinary shares at the Court Meeting and the Special Meeting. WindAcre has undertaken not to vote the Nielsen ordinary shares that are legally or beneficially held by WindAcre at the Court Meeting, but these shares can be voted at the Special Meeting. The Excluded Shares and the Purple Green Excluded Shares are also not entitled to be voted at the Court Meeting but can be voted at the Special Meeting.

The Board continues to unanimously recommend that you vote “FOR” the Scheme and “FOR” both of the Company Proposals presented in the Definitive Proxy Statement.

You are urged to read the Definitive Proxy Statement and the Proxy Supplement in its entirety, including any annex or appendix thereto, because it describes the Transaction Agreement and the Acquisition and provides specific information concerning the Court Meeting and the Special Meeting and other important information related to the Acquisition. In addition, you may obtain information about Nielsen from documents filed with the Securities and Exchange Commission.

Your vote at each of the Court Meeting and the Special Meeting is very important, regardless of the number of Nielsen ordinary shares that you own. The proposed Acquisition cannot be completed unless the Scheme is approved at the Court Meeting and the Articles Amendment and Scheme Implementation Proposal is approved at the Special Meeting.

Nielsen shareholders who have already submitted proxy cards or voting instructions (as applicable) for the Court Meeting and the Special Meeting in respect of the Court Scheme Proposal and the Company Proposals and who DO NOT wish to change their voting instructions need take no further action.

For a list of important dates related to the Court Meeting and the Special Meeting, including the record dates for Beneficial Holders and Shareholders of Record and the date by which proxy cards or voting instructions must be returned, please see the “Expected Timetable of Principal Events” in the Update to Summary section of the Proxy Supplement.

IN ORDER THAT THE U.K. COURT CAN BE SATISFIED THAT VOTES CAST AT THE COURT MEETING CONSTITUTE A FAIR AND REASONABLE REPRESENTATION OF THE OPINION OF THE SCHEME SHAREHOLDERS (AS DEFINED IN THE SCHEME), IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE COURT MEETING.

If you have any questions or need assistance voting your Nielsen ordinary shares, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders May Call:

(877) 750-8269 (TOLL-FREE from the U.S. and Canada) or

+1 (412) 232-3651 (from other locations)

On behalf of the Board, I thank you for your support and appreciate your consideration of these matters.

Sincerely,

James A. Attwood Jr.

Chairperson of the Board of Nielsen

Neither the U.S. Securities and Exchange Commission, any state securities commission nor the U.K. Financial Conduct Authority has approved or disapproved the Acquisition, passed upon the merits or fairness of the Acquisition or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense. For the avoidance of doubt, neither the Definitive Proxy Statement nor the Proxy Supplement is intended to be, or is, a prospectus for the purposes of the Prospectus Rules made under Part 6 of the UK Financial Services and Markets Act 2000 (as set out in the U.K. Financial Conduct Authority’s Handbook).

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE COURT MEETING OR THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) THROUGH THE INTERNET; OR (3) BY SIGNING AND DATING BOTH THE PROXY CARDS INCLUDED IN THE DEFINITIVE PROXY STATEMENT AND RETURNING THEM IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF YOU HAVE ALREADY SUBMITTED YOUR PROXY OR VOTING INSTRUCTION AND DO NOT WISH TO CHANGE YOUR VOTE, NO FURTHER ACTION IS REQUIRED.

You may revoke your proxy or change your vote at any time before it is voted at the Court Meeting or the Special Meeting. For specific instructions on voting, please refer to the Definitive Proxy Statement or the proxy cards and voting instructions included therewith.

INTRODUCTION

This supplement (this “Proxy Supplement”) updates the definitive proxy statement dated July 8, 2022, and the supplements and annexes thereto (collectively, the “Definitive Proxy Statement”). Except as updated or otherwise revised in this Proxy Supplement, the information provided in the Definitive Proxy Statement, which was previously mailed to Nielsen shareholders on or after July 8, 2022, continues to apply. This Proxy Supplement and any annexes or appendices hereto should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent information in this Proxy Supplement or the annexes hereto differs from, updates or conflicts with information contained in the Definitive Proxy Statement, the information in this Proxy Supplement is the more current information. If you need another copy of the Definitive Proxy Statement, this Proxy Supplement, a Court Meeting Proxy Card or a Special Meeting Proxy Card, you may obtain it free of charge from the Company by directing your request to the Company Secretary at 675 Avenue of the Americas, New York, NY 10010. The Definitive Proxy Statement may also be found on the Internet at http://www.sec.gov. Terms used but not defined in this Proxy Supplement have the meanings given to such terms in the Definitive Proxy Statement, unless the context otherwise requires. Unless the context otherwise requires or it is otherwise specified, from and after the date of this Proxy Supplement, all references to the “proxy statement” in the Definitive Proxy Statement and this Proxy Supplement are to the Definitive Proxy Statement as supplemented by this Proxy Supplement.

UPDATE TO SUMMARY

This Update to Summary discusses the material information contained in this Proxy Supplement. As this Update to Summary may not contain all of the information that may be important to you, you are encouraged to read carefully this entire Proxy Supplement, including its annexes and the documents referred to or incorporated by reference in this Proxy Supplement, and, if you have not already done so, the Definitive Proxy Statement and the documents referred to or incorporated by reference therein.

The following information supplements and, where applicable, replaces the corresponding information under the heading “Summary” of the Definitive Proxy Statement.

Amendment to the Transaction Agreement

The following section, entitled “Amendment to the Transaction Agreement,” is added under the heading “Summary” on page 2 of the Definitive Proxy Statement.

On August 19, 2022, the parties to the Transaction Agreement entered into an amendment to the Transaction Agreement (the “Amendment”). The Amendment provides, among other things and subject to the terms and conditions set forth therein, that (i) Nielsen will use reasonable best efforts (subject to Court date availability) to arrange the Court Hearing to occur on October 7, 2022, or such other date as the parties to the Transaction Agreement may mutually agree and (ii) the End Date will be extended to October 14, 2022.

The parties to the Transaction Agreement anticipate that the Acquisition will close on October 11, 2022, subject to the satisfaction of the conditions set forth in the Transaction Agreement for the Acquisition.

Other than as expressly modified pursuant to the Amendment, the Transaction Agreement remains in full force and effect as originally executed on March 28, 2022.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached to Nielsen’s Current Report on Form 8-K filed on August 19, 2022 and incorporated herein by reference.

Financing of the Acquisition

The following information supplements the section titled “Financing of the Acquisition” on page 5 of the Definitive Proxy Statement.

Agreements with WindAcre

Under the terms of a commitment letter entered into with Parent on August 17, 2022, WindAcre has agreed to invest through one of its affiliates an aggregate amount of $500 million in an indirect parent company of Nielsen (“Holdco”), in exchange for the issuance of the WindAcre Securities (as defined below) following the closing of the Acquisition. The proceeds of WindAcre’s commitment will be used by Parent to finance the purchase price (and any related costs and expenses) of the Acquisition. Following the closing of the Acquisition, Holdco will hold the entire issued share capital of the Company. Each party will bear its own expenses in connection with the Transaction; provided that if the Transaction is consummated, Holdco will reimburse both (i) WindAcre’s documented out-of-pocket fees and expenses incurred in connection with the Transaction, subject to an overall cap and (ii) the Consortium’s out-of-pocket fees and expenses incurred in connection with the Transaction.

WindAcre’s investment in Holdco will take the form of the purchase by WindAcre of certain securities (the “WindAcre Securities”) which will consist of, immediately following the Closing: $300 million of common equity interests in Holdco (the “Common Equity Interests”), which will be issued at the same price and on the same economic terms as the common equity securities issued to other investors in the Consortium; and $200 million of options which will consist of two tranches and are only being made available to WindAcre and not to other investors in the Consortium (the “WindAcre Options”). The WindAcre Options are structured financial instruments that may provide a return on this investment of $200 million contingent upon the other investors in the Consortium realizing total investment returns in excess of three times (in the case of the first tranche of WindAcre Options) or four times (in the case of the second tranche of WindAcre Options) the aggregate sum of equity contributions made to Holdco by investors in the Consortium, at the time that such options are exercised or become automatically exercisable. The value of the WindAcre Options increases commensurate with increases in the multiples of Holdco’s equity valuation in excess of the hurdles specified in the preceding sentence, but valuation below those specified hurdles (described above) will result in the WindAcre Options being of limited-to-no value, subject to certain limited exceptions. The WindAcre Options may (i) be exercised, or shall be automatically exercisable, each in a net cashless exercise, each upon certain defined exit events (upon which the other investors in the Consortium would realize value for their equity investments in Holdco), into a specified value of (to be delivered to WindAcre in the form Common Equity Interests or cash); or (ii) be converted into options on Holdco (or another initial public offering issuer, if the issuer is not Holdco) in connection with a future initial public offering. The strike price for the WindAcre Options and calculation of their value shall be subject to usual and customary adjustments for dividends and other distributions paid in cash or in-kind, stock splits, stock combinations and similar transactions, subject to certain exceptions.

At WindAcre’s sole discretion, it shall be entitled to elect either to (i) prefund such aggregate $500 million amount in cash prior to the closing of the Acquisition or (ii) “rollover” its existing Nielsen ordinary shares as an in-kind contribution for all or any portion of the aggregate $500 million commitment and prefund any remaining amounts due in cash prior to the closing of the Acquisition, in either case, subject to satisfaction of the conditions set forth in the Transaction Agreement for the Acquisition. If WindAcre elects to rollover its existing Nielsen ordinary shares in this way, WindAcre shall not receive the $28.00 per Scheme Share in cash otherwise due to it under the terms of the Scheme, in respect of the portion of its existing Nielsen ordinary shares for which WindAcre makes such a rollover election (and such Nielsen ordinary shares constitute Excluded Shares for the purposes of the Scheme). However, if WindAcre elects to prefund all or any portion of the aggregate $500 million commitment in cash, WindAcre shall receive the $28.00 per Scheme Share otherwise due to it under the terms of the Scheme in respect of the portion of its existing Nielsen ordinary shares for which WindAcre does not make such a rollover election (and such Nielsen ordinary shares constitute Scheme Shares for the purposes of the Scheme).

WindAcre will also receive the benefit of customary minority protection rights as an equity investor in Holdco, and will have, or be subject to, customary tag-along and drag-along rights. The other investors in the Consortium will, however, have customary control rights for an investment of this type, including the ability to control the majority of votes to be cast by the board of directors of Holdco and preemptive rights, drag-along rights and other rights. So long as WindAcre maintains certain minimum ownership thresholds, WindAcre will have the right to appoint one director to the board of directors of Holdco.

In addition, WindAcre has provided an undertaking dated August 17, 2022 to Nielsen and to the Scheme counsel to appear by counsel at the Court Hearing, to undertake to be bound by the terms of the Scheme so far as it relates to it and to withdraw the proxy it previously submitted and not exercise the votes attached to its Nielsen ordinary shares at the Court Meeting. WindAcre has further undertaken to Nielsen and to the Scheme counsel not to, and to procure that its affiliates do not, acquire any further Nielsen ordinary shares or sell, transfer or otherwise dispose of any of its Nielsen ordinary shares in the period from the date of the undertaking until the earlier of (i) the date that the Scheme becomes effective and (ii) November 1, 2022. The undertaking ceases to have effect if the Transaction Agreement is terminated; any amendment is made to the Transaction Agreement that results in a reduction of the Offer Consideration; or the Consortium seeks to acquire the Company, including its assets and/or subsidiaries, other than by way of the Scheme.

Litigation Relating to the Acquisition

The disclosure under the subheading “Litigation Relating to the Acquisition” beginning on page 3 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following sentence at the end of the third paragraph:

As of August 19, 2022, all pending Actions have filed notices of voluntary dismissal and all demand letters relating to the Acquisition have been voluntarily withdrawn.

Regulatory Approvals Required for the Acquisition

The disclosure under the subheading “Foreign Regulatory Approvals” beginning on page 4 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following sentence at the end of the paragraph:

On July 29, 2022, Nielsen announced that it had received all necessary governmental regulatory approvals required to complete the Acquisition.

The Court Meeting and the Special Meeting

Date, Time and Location

The following information replaces the first sentence of the sub-section of “The Court Meeting and the Special Meeting” titled “Date, Time and Location” on page 5 of the Definitive Proxy Statement.

The Court Meeting will be held on September 1, 2022, at 8:15 a.m. Eastern time. The Special Meeting will be held on September 1, 2022, at 8:30 a.m. Eastern time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed).

Record Date; Shares Entitled to Vote

The following information replaces the first paragraph of the sub-section of “Required Shareholder Approval” titled “Record Date; Shares Entitled to Vote” on page 7 of the Definitive Proxy Statement.

Shareholders whose name appears in the register of members of Nielsen are referred to in this proxy statement as “Shareholders of Record.” Shareholders of Record at 6:00 p.m. (Eastern time) on August 16, 2022 (the “Voting Record Time”) are entitled to vote at the Court Meeting and the Special Meeting. If the Court Meeting or the Special Meeting are adjourned or postponed for more than ten (10) business days, the Voting Record Time will be at such time on the date which is ten (10) business days before the date fixed for reconvening the adjourned or postponed meeting. Changes to entries on Nielsen’s register of members after the Voting Record Time will be disregarded in determining the rights of any person to attend or vote at the Court Meeting and the Special Meeting. As noted above, as a result of the agreements reached between WindAcre and the Consortium as described in this Proxy Supplement, while the Nielsen ordinary shares held by WindAcre will constitute Scheme Shares to the extent that such shares are not Excluded Shares, WindAcre will not vote at the Court Meeting and will undertake to the U.K. Court to be bound by the Scheme in the event that the Scheme becomes effective in accordance with its terms.

Certain Scheme Defined Terms

The following information replaces the defined terms “Excluded Shares”, “Scheme Shares” and “Voting Record Time” in the sub-section titled “Certain Court Scheme Defined Terms,” and supplements such sub-section, on page 14 of the Definitive Proxy Statement.

“Excluded Shares”	(i) any Nielsen ordinary shares in the name of or beneficially owned by Parent, Purchaser, the Equity Investors or their respective Affiliates, or any subsidiary undertaking of Parent, Purchaser or their respective Affiliates but excluding the Purple Green Excluded Shares; (ii) any Nielsen ordinary shares held in treasury by the Company, in each case immediately prior to the Scheme Record Time; and (iii) any WindAcre Shares which WindAcre has notified Parent in accordance with the terms of the Commitment Letter are to be used to fund its commitment to Parent.

“Scheme Shares”	Nielsen ordinary shares:

(i) in issue at the date of the Scheme;

(ii) (if any) issued after the date of the Scheme but prior to the Voting Record Time; and

(iii) (if any) issued on or after the Voting Record Time but before the Scheme Record Time in respect of which the original or any subsequent holders thereof shall be, or shall by such time have agreed in writing to be, bound by the Scheme, in each case, remaining in issue at the Scheme Record Time but excluding the Excluded Shares.

“Voting Record Time”	6:00 p.m. on August 16, 2022 or, if the Court Meeting is adjourned or postponed for more than ten (10) business days, 6:00 p.m. on the tenth business day before the date of such adjourned or postponed meeting.

“WindAcre Shares”	Nielsen ordinary shares in the name of or beneficially owned by WindAcre immediately prior to the Scheme Record Time.

Expected Timetable of Principal Events

The following information replaces the sub-section titled “Expected Timetable of Principal Events” on page 15 of the Definitive Proxy Statement.

Action	Time/date
Beneficial Holder Record Date	June 29, 2022

Voting Record Time for Court Meeting and Special Meeting	6:00 p.m. on August 16, 2022

Latest time for lodging Forms of Proxy for the:

Court Meeting	11:59 p.m. on August 31, 2022

Special Meeting	11:59 p.m. on August 31, 2022

Court Meeting	8:15 a.m. on September 1, 2022

Action	Time/date

Special Meeting	8:30 a.m. on September 1, 2022 (or as soon thereafter as the Court Meeting concludes or is adjourned).

Court Hearing to sanction the Scheme (“Day D”)	A date following the receipt of shareholder approvals at the Court Meeting and the Special Meeting; the parties currently anticipate the Court Hearing will be on October 7, 2022. (1)

Scheme Record Time / Disablement of Nielsen ordinary shares held in DTC	Expected to be 6 p.m. (New York time) on Day D.

Delivery of Court Order / Effective Date / Closing Date	Day D + 1 business day.

Deposit of aggregate Offer Consideration with Paying Agent	At or prior to the Effective Time (or, in the event that the Effective Time occurs later than 3.00 p.m. U.K. time on any date (or such later time as Parent and the Company may agree to), then no later than the first business day following such date).

Suspension of trading of Nielsen ordinary shares on the New York Stock Exchange	Depending on the Effective Time, may occur (i) before market opens on the Closing Date or (ii) after the close of business on the Closing Date.

Payment of Offer Consideration by the Paying Agent to shareholders	Not later than the 14th day following the Closing Date.

End Date	11:59 p.m. (London time) on October 14, 2022 (or such later date as may be extended in accordance with Section 6.1(a)(ii) of the Transaction Agreement), or such later date, if any, as the Company and Purchaser may agree and, if required, the U.K. Court may allow.

(1)

Assuming an October 7, 2022 Court Hearing date, which is subject to change by agreement between the parties, the Acquisition is expected to close in the third quarter of 2022 following the delivery of the Court Order sanctioning the Scheme to the Registrar of Companies.

UPDATE TO QUESTIONS AND ANSWERS

The following information supplements and, where applicable, replaces the corresponding questions and answers under the heading “Questions and Answers” beginning on page 17 of the Definitive Proxy Statement.

Q:    Why am I receiving this Proxy Supplement?

A:     On August 17, 2022, the Consortium and WindAcre entered into the agreements described in the “Financing of the Acquisition” section of this Proxy Supplement. This Proxy Supplement contains important additional information about such agreements and updates the Definitive Proxy Statement. You are receiving this Proxy Supplement in connection with the solicitation of proxies by the Board in favor of the Court Scheme Proposal to be voted on at the Court Meeting and the Company Proposals to be voted on at the Special Meeting.

Q:    When and where is the Court Meeting?

A:     The Court Meeting will be held on September 1, 2022, at 8:15 a.m. Eastern time. You may attend both the Court Meeting and the Special Meeting online at www.virtualshareholdermeeting.com/NLSN2022SM, by telephone or in person at 675 Avenue of the Americas, New York, NY 10010.

Q:     When and where is the Special Meeting?

A:    The Special Meeting will be held on September 1, 2022, at 8:30 a.m. Eastern time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed). You may attend both the Court Meeting and the Special Meeting online at www.virtualshareholdermeeting.com/NLSN2022SM, by telephone or in person at 675 Avenue of the Americas, New York, NY 10010.

Q:    How may I vote?

A:    On the Day of the Court Meeting and the Special Meeting

If you are a Shareholder of Record as of the Voting Record Time, there are two (2) ways to vote on the day of the Court Meeting and the Special Meeting:

•

In person: You can vote in person at the Court Meeting and the Special Meeting by coming to 675 Avenue of the Americas, New York, NY 10010. Check-in in person will begin at 8:00 a.m. (Eastern time) for both the Court Meeting and for the Special Meeting. For directions to attend the Court Meeting and the Special Meeting in person, go to: www.ir.nielsen.com.

•

By ballot at the Court Meeting and the Special Meeting: To vote during the Court Meeting and the Special Meeting, visit www.virtualshareholdermeeting.com/NLSN2022SM and enter the 16-digit control number included in your proxy card. Online access to the Court Meeting and the Special Meeting will open approximately 15 minutes prior to the start of each meeting. If you encounter any difficulties accessing the virtual Court Meeting or Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Court Meeting or Special Meeting log-in page for such meetings. Technical support will be available starting 15 minutes prior to each meeting. If you are a Shareholder of Record and you have questions about your control number, please contact Broadridge. If you are a Beneficial Holder and you have questions about your control number, please contact the bank, broker or other organization that holds your Nielsen ordinary shares.

By Proxy

If you are a Shareholder of Record as of the Voting Record Time, there are three (3) ways to vote by proxy:

•

Internet: Vote at www.proxyvote.com in advance of the Court Meeting and the Special Meeting. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern time on August 31, 2022. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions. If you have any questions about www.proxyvote.com, please contact the bank, broker, or other organization that holds your Nielsen ordinary shares.

•

Telephone: Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on August 31, 2022. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•

Mail: If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern time on August 31, 2022.

If you are a Beneficial Holder, you should contact your bank, broker, trust or other nominee for instructions on how to vote.

Whether or not you plan to attend the Court Meeting and the Special Meeting, we urge you to vote in advance by proxy to ensure your vote is counted.

Q:    What should I do if I already voted using the proxy card sent in the Definitive Proxy Statement?

A:     If you have already submitted a proxy, you do not need to take any action unless you want to change or revoke your proxy. If you want to change or revoke your proxy, please follow the instructions provided on page 31-32 of the Definitive Proxy Statement. Otherwise, you will be considered to have voted on the proposals as indicated in the proxy card you previously provided and the proxies identified in the proxy card will vote your Nielsen ordinary shares as indicated in that previously submitted proxy card.

Q:    What should I do if I am a Shareholder of Record and already voted using the proxy card sent in the Definitive Proxy Statement but since then I have acquired additional shares?

A:    If you have acquired additional Nielsen ordinary shares after the original Voting Record Time, and you are the Shareholder of Record of those newly acquired Nielsen ordinary shares, then, whether or not you previously gave a voting instruction with respect to the Nielsen ordinary shares that you held on the original Voting Record Time, those newly acquired Nielsen ordinary shares will not be voted unless you give a proxy with respect to those shares by completing, signing, dating and returning the proxy card which is being sent to you via the same method as this Proxy Supplement, by following the instructions on such proxy card for Internet or telephone submissions or by attending the Court Meeting and the Special Meeting and voting in person.

Q:    Can I still change or revoke my proxy?

A:     Yes. You may revoke your proxy prior to the Court Meeting or the Special Meeting by following the instructions provided on pages 31-32 of the Definitive Proxy Statement.

UPDATE TO THE COURT MEETING AND THE SPECIAL MEETING

The following information supplements and, where applicable, replaces the information under the heading “The Court Meeting and the Special Meeting” beginning on page 28 of the Definitive Proxy Statement.

Date, Time and Place

Court Meeting

The following information replaces the first sentence of the sub-section of “Date, Time and Place” titled “Court Meeting” on page 28 of the Definitive Proxy Statement.

The Court Meeting will be held on September 1, 2022, at 8:15 a.m. Eastern time.

Special Meeting

The following information replaces the first sentence of the sub-section of “Date, Time and Place” titled “Special Meeting” on page 28 of the Definitive Proxy Statement.

The Special Meeting will be held on September 1, 2022, at 8:30 a.m. Eastern time (or as soon thereafter as the Court Meeting shall have been concluded or adjourned or postponed).

Record Date; Shares Entitled to Vote; Quorum

The following information replaces the first paragraph of the sub-section “Record Date; Shares Entitled to Vote; Quorum” on page 29 of the Definitive Proxy Statement.

Each Shareholder of Record and each Beneficial Holder as of the close of business on the Notice Record Date (June 29, 2022) received notice of the Court Meeting and the Special Meeting. Each Shareholder of Record at the Voting Record Time (6:00 p.m. Eastern time on August 16, 2022) will be entitled to attend and vote on all resolutions to be put to the Nielsen shareholders at the Court Meeting and the Special Meeting or they may appoint another person or persons, whether a Nielsen shareholder or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting and the Special Meeting. If either meeting is adjourned or postponed for more than ten (10) business days, only those Shareholders of Record at 6:00 p.m. on the date which is ten (10) business days before the reconvening of the adjourned or postponed meeting will be entitled to attend and vote. WindAcre has undertaken not to vote the Nielsen ordinary shares that are legally or beneficially held by WindAcre at the Court Meeting, but these shares can be voted at the Special Meeting. The Excluded Shares and the Purple Green Excluded Shares are also not entitled to be voted at the Court Meeting but can be voted at the Special Meeting.

Voting at the Court Meeting and the Special Meeting

The following information replaces the sub-section “Voting at the Court Meeting and the Special Meeting” on page 30 of the Definitive Proxy Statement.

On the Day of the Special Meeting and the Court Meeting

If you are a Shareholder of Record as of the Voting Record Time, there are two (2) ways to vote on the day of the Special Meeting and the Court Meeting:

•

In person: You can vote in person at the Court Meeting and the Special Meeting by coming to 675 Avenue of the Americas, New York, NY 10010. Check-in in person will begin at 8:00 a.m. (Eastern time) for both the Court Meeting and for the Special Meeting. For directions to attend the Court Meeting and the Special Meeting in person, go to: www.ir.nielsen.com.

•

By ballot at the Court Meeting and the Special Meeting: To vote during the Court Meeting and the Special Meeting, visit www.virtualshareholdermeeting.com/NLSN2022SM and enter the 16-digit control number included in your proxy card. Online access to the Court Meeting and the Special Meeting will open approximately 15 minutes prior to the start of each meeting. If you encounter any difficulties accessing the virtual Court Meeting or Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page for such meetings. Technical support will be available starting 15 minutes prior to each meeting. If you are a Shareholder of Record and you have questions about your control number, please contact Broadridge. If you are a Beneficial Holder and you have questions about your control number, please contact the bank, broker or other organization that holds your Nielsen ordinary shares.

By Proxy

If you are a Shareholder of Record as of the Voting Record Time, there are three (3) ways to vote by proxy:

•

Internet: Vote at www.proxyvote.com in advance of the Court Meeting and the Special Meeting. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern time on August 31, 2022. Once you enter the internet voting system, you can record and confirm (or change) your voting instructions. If you have any questions about www.proxyvote.com, please contact the bank, broker, or other organization that holds your Nielsen ordinary shares.

•

Telephone: Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on August 31, 2022. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•

Mail: If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern time on August 31, 2022.

If you are a Beneficial Holder, you should contact your bank, broker, trust or other nominee for instructions on how to vote. Whether or not you plan to attend the Court Meeting and the Special Meeting, we urge you to vote in advance by proxy to ensure your vote is counted.

You may also authorize the persons named as proxies on the proxy card to vote your Nielsen ordinary shares by returning the proxy card in advance by mail, through the Internet, or by telephone. Although Nielsen offers other voting methods, Nielsen encourages you to vote over the Internet or by telephone as Nielsen believes they are the most cost-effective methods. We also recommend that you vote as soon as possible, even if you are planning to attend the Court Meeting and/or the Special Meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective and reliable alternatives to returning your proxy card by mail. If you choose to vote your Nielsen ordinary shares over the Internet or by telephone, there is no need for you to mail back your proxy card.

Nielsen shareholders who have already submitted proxy cards or voting instructions (as applicable) for the Court Meeting and the Special Meeting in respect of the Court Scheme Proposal and the Company Proposals and who DO NOT wish to change their voting instructions need take no further action.

UPDATE TO COURT SCHEME PROPOSAL

The following information supplements and, where applicable, replaces the information under the heading “Court Scheme Proposal” beginning on page 34 of the Definitive Proxy Statement.

Required Vote

The following information replaces the first sentence of the sub-section “Required Vote” on page 34 of the Definitive Proxy Statement.

The Court Scheme Proposal must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time (6:00 p.m. (Eastern time) on August 16, 2022), representing 75% or more in value of the Nielsen ordinary shares at the Voting Record Time, in each case, present and voting (and entitled to vote), either in person or by proxy. WindAcre has undertaken not to vote the Nielsen ordinary shares that are legally or beneficially held by WindAcre at the Court Meeting. The Excluded Shares and the Purple Green Excluded Shares are also not entitled to be voted at the Court Meeting.

UPDATE TO ARTICLES AMENDMENT AND SCHEME IMPLEMENTATION PROPOSAL

The following information supplements and, where applicable, replaces the information under the heading “Articles Amendment and Scheme Implementation Proposal” beginning on page 36 of the Definitive Proxy Statement.

“114. Scheme of Arrangement

The following information replaces sub-section “114.1” of “114. Scheme of Arrangement” on page 36 of the Definitive Proxy Statement

114.1 In this article 114, references to the “Scheme” are to the scheme of arrangement dated August 19, 2022 between the Company and the holders of Scheme Shares (as defined in the Scheme) under Part 26 of the Act in its original form or with or subject to any modification, addition or condition agreed between the Company and Neptune BidCo US Inc. (the “Buyer”) and approved or imposed by the High Court of Justice in England and Wales, and (save as defined in this article 114) terms defined in the Scheme shall have the same meanings in this article 114.

UPDATE TO THE ACQUISITION

The following information supplements and, where applicable, replaces the information under the heading “The Acquisition” beginning on page 40 of the Definitive Proxy Statement.

Background of the Acquisition

The following information replaces the last paragraph of the sub-section “Background of the Acquisition” on page 54 of the Definitive Proxy Statement.

On July 8, 2022, Nielsen filed the Definitive Proxy Statement, which announced Court Meeting and Special Meeting dates of August 9, 2022.

On July 29, 2022, Nielsen announced that it had received all necessary governmental regulatory approvals required to complete the Acquisition. On August 8, 2022, WindAcre filed an amendment to the WindAcre Schedule 13D, disclosing the completion of a bona fide gift of 10 shares in record name to each of an aggregate of 322 individuals, for a total of 3,220 Nielsen ordinary shares, on August 1, 2022.

On August 9, 2022, Nielsen announced the postponement of the Court Meeting and the Special Meeting to allow the Consortium to seek to finalize a preliminary agreement with WindAcre concerning the Acquisition.

On August 17, 2022, WindAcre and Parent entered into a commitment letter and WindAcre provided an undertaking to Nielsen and to the Scheme counsel, each of which is described in the “Financing of the Acquisition” section of this Proxy Supplement.

On August 19, 2022, Nielsen, Parent and Purchaser entered into Amendment No. 1 to the Transaction Agreement, the terms of which are described in the “Amendment to the Transaction Agreement” section of this Proxy Supplement and in Nielsen’s Current Report on Form 8-K filed on August 19, 2022 (and a copy of which is attached as Exhibit 2.1 thereto).

Financing of the Acquisition

The disclosure under the heading “Financing of the Acquisition” beginning on page 78 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following subsection at the end of fourth paragraph:

Agreements with WindAcre

Under the terms of a commitment letter entered into with Parent on August 17, 2022, WindAcre has agreed to invest through one of its affiliates an aggregate amount of $500 million in an indirect parent company of Nielsen (“Holdco”), in exchange for the issuance of the WindAcre Securities (as defined below) following the closing of the Acquisition. The proceeds of WindAcre’s commitment will be used by Parent to finance the purchase price (and any related costs and expenses) of the Acquisition. Following the closing of the Acquisition, Holdco will hold the entire issued share capital of the Company. Each party will bear its own expenses in connection with the Transaction; provided that if the Transaction is consummated, Holdco will reimburse both (i) WindAcre’s documented out-of-pocket fees and expenses incurred in connection with the Transaction, subject to an overall cap and (ii) the Consortium’s out-of-pocket fees and expenses incurred in connection with the Transaction.

WindAcre’s investment in Holdco will take the form of the purchase by WindAcre of certain securities (the “WindAcre Securities”) which will consist of, immediately following the Closing: $300 million of common equity interests in Holdco (the “Common Equity Interests”), which will be issued at the same price and on the same economic terms as the common equity securities issued to other investors in the Consortium; and $200 million of options which will consist of two tranches and are only being made available to WindAcre and not to other investors in the Consortium (the “WindAcre Options”). The WindAcre Options are structured financial instruments that may provide a return on this investment of $200 million contingent upon the other investors in the Consortium realizing total investment returns in excess of three times (in the case of the first tranche of WindAcre Options) or four times (in the case of the second tranche of WindAcre Options) the aggregate sum of equity contributions made to Holdco by investors in the Consortium, at the time that such options are exercised or become automatically exercisable. The value of the WindAcre Options increases commensurate with increases in the multiples of Holdco’s equity valuation in excess of the hurdles specified in the preceding sentence, but valuation below those specified hurdles (described above) will result in the WindAcre Options being of limited-to-no value, subject to certain limited exceptions. The WindAcre Options may (i) be exercised, or shall be automatically exercisable, each in a net cashless exercise, each upon certain defined exit events (upon which the other investors in the Consortium would realize value for their equity investments in Holdco), into a specified value (to be delivered to WindAcre in the form of Common Equity Interests or cash); or (ii) be converted into options on Holdco (or another initial public offering issuer, if the issuer is not Holdco) in connection with a future initial public offering. The strike price for the WindAcre Options and calculation of their value shall be subject to usual and customary adjustments for dividends and other distributions paid in cash or in-kind, stock splits, stock combinations and similar transactions, subject to certain exceptions.

At WindAcre’s sole discretion, it shall be entitled to elect either to (i) prefund such aggregate $500 million amount in cash prior to the closing of the Acquisition or (ii) “rollover” its existing Nielsen ordinary shares as an in-kind contribution for all or any portion of the aggregate $500 million commitment and prefund any remaining amounts due in cash prior to the closing of the Acquisition, in either case, subject to satisfaction of the conditions set forth in the Transaction Agreement for the Acquisition. If WindAcre elects to rollover its existing Nielsen ordinary shares in this way, WindAcre shall not receive the $28.00 per Scheme Share in cash otherwise due to it under the terms of the Scheme, in respect of the portion of its existing Nielsen ordinary shares for which WindAcre makes such a rollover election (and such Nielsen ordinary shares will constitute Excluded Shares for the purposes of the Scheme). However, if WindAcre elects to prefund all or any portion of the aggregate $500 million commitment in cash, WindAcre shall receive the $28.00 per Scheme Share otherwise due to it under the terms of the Scheme in respect of the portion of its existing Nielsen ordinary shares for which WindAcre does not make such a rollover election (and such Nielsen ordinary shares will constitute Scheme Shares for the purposes of the Scheme).

WindAcre will also receive the benefit of customary minority protection rights as an equity investor in Holdco, and will have, or be subject to, customary tag-along and drag-along rights. The other investors in the Consortium will, however, have customary control rights for an investment of this type, including the ability to control the majority of votes to be cast by the board of directors of Holdco and preemptive rights, drag-along rights and other rights. So long as WindAcre maintains certain minimum ownership thresholds, WindAcre will have the right to appoint one director to the board of directors of Holdco.

In addition, WindAcre has provided an undertaking dated August 17, 2022 to Nielsen and to the Scheme counsel to appear by counsel at the Court Hearing, to undertake to be bound by the terms of the Scheme so far as it relates to it and to withdraw the proxy it previously submitted and not exercise the votes attached to its Nielsen ordinary shares at the Court Meeting. WindAcre has further undertaken to Nielsen and to the Scheme counsel not to, and to procure that its affiliates do not, acquire any further Nielsen ordinary shares or sell, transfer or otherwise dispose of any of its Nielsen ordinary shares in the period from the date of the undertaking until the earlier of (i) the date that the Scheme becomes effective and (ii) November 1, 2022. The undertaking ceases to have effect if the Transaction Agreement is terminated; any amendment is made to the Transaction Agreement that results in a reduction of the Offer Consideration; or the Consortium seeks to acquire the Company, including its assets and/or subsidiaries, other than by way of the Scheme.

Litigation Relating to the Acquisition

The disclosure under the subheading “Litigation Relating to the Acquisition” beginning on page 82 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following sentence at the end of the third paragraph:

As of August 19, 2022, all pending Actions have filed notices of voluntary dismissal and all demand letters relating to the Acquisition have been voluntarily withdrawn.

Regulatory Approvals Required for the Acquisition

The disclosure under the subheading “Other Foreign Regulatory Approvals” beginning on page 83 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following sentence at the end of the paragraph:

On July 29, 2022, Nielsen announced that it had received all necessary governmental regulatory approvals required to complete the Acquisition.

UPDATE TO THE TRANSACTION AGREEMENT

The following information supplements the information under the heading “The Transaction Agreement” beginning on page 84 of the Definitive Proxy Statement.

Amendment to the Transaction Agreement

On August 19, 2022, the parties to the Transaction Agreement entered into an amendment to the Transaction Agreement (the “Amendment”). The Amendment provides, among other things and subject to the terms and conditions set forth therein, that (i) Nielsen will use reasonable best efforts (subject to Court date availability) to arrange the Court Hearing to occur on October 7, 2022, or such other date as the parties to the Transaction Agreement may mutually agree and (ii) the End Date will be extended to October 14, 2022.

The parties to the Transaction Agreement anticipate that the Acquisition will close on October 11, 2022, subject to the satisfaction of the conditions set forth in the Transaction Agreement for the Acquisition.

Other than as expressly modified pursuant to the Amendment, the Transaction Agreement remains in full force and effect as originally executed on March 28, 2022.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached to Nielsen’s Current Report on Form 8-K filed on August 19, 2022 and incorporated herein by reference.

UPDATE TO THE SCHEME OF ARRANGEMENT

The following information replaces the information under Annex B “Scheme of Arrangement” beginning on page B-1 of the Definitive Proxy Statement.

SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF NIELSEN HOLDINGS PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

Nielsen Holdings plc

and

the Scheme Shareholders

(as hereinafter defined)

PRELIMINARY

(a)	In this Scheme, unless inconsistent with the subject or context, the following expressions shall bear the following meanings:

“Affiliates”	as to (i) any Person (excluding Purple Green Investment Pte. Ltd.), any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person, and (ii) Purple Green Investment Pte. Ltd., GIC Pte. Ltd. (“GIC”), GIC’s wholly-owned subsidiaries and any other Person which, directly or indirectly, is controlled by GIC and/or GIC’s wholly-owned subsidiaries. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise;

“Business Day”	any day other than a Saturday, Sunday or any other a day on which commercial banks in New York, New York or London, United Kingdom are authorised or required by Law to remain closed;

“Cede”	Cede & Co, as nominee of DTC;

“Cede Shares”	Scheme Shares in respect of which Cede is the registered holder;

“Commitment Letter”	the commitment letter dated 17 August 2022 between Parent and WindAcre;

“Companies Act”	the Companies Act 2006 (as amended or re-enacted from time to time);

“Company” or “Nielsen”	Nielsen Holdings plc, a company incorporated in England and Wales (registered number 09422989), whose registered office is at 5th Floor Endeavour House, 189 Shaftesbury Avenue, London, WC2H 8JR, United Kingdom;

“Consortium”	a consortium of private investment funds led by Evergreen Capital Corp., Elliott Investment Management L.P. and Brookfield Business Partners L.P.;

“Court”	the High Court of Justice in England and Wales;

“Court Hearing”	the hearing of the Court (or any adjournment thereof) to sanction the Scheme under section 899 of the Companies Act, at which the Court will be requested to grant the Court Order;

“Court Meeting”	the meeting of the holders of Scheme Shares, convened by order of the Court pursuant to Part 26 of the Companies Act to consider and, if thought fit, approve this Scheme with or without modification, including any adjournment, postponement or reconvention thereof;

“Court Order”	the order of the Court sanctioning the Scheme under Part 26 of the Companies Act;

“Deposited Fund”	the cash deposited with the Paying Agent pursuant to clause 3.1;

“DTC”	the Depositary Trust Company, a wholly owned subsidiary of The Depositary Trust and Clearing Corporation;

“Effective Date”	the date on which the Scheme becomes effective in accordance with its terms and “Effective” shall be construed accordingly;

“Effective Time”	the time on the Effective Date at which the Scheme becomes Effective;

“Encumbrances”	liens, equities, charges, encumbrances, options, rights of pre-emption and any other third party rights and interests of any nature;

“Equity Investors”	has the meaning given in the Transaction Agreement;

“Excluded Shares”	(i) any Nielsen Shares in the name of or beneficially owned by Parent, Purchaser, the Equity Investors or their respective Affiliates, or any subsidiary undertaking of Parent, Purchaser or their respective Affiliates but excluding the Purple Green Excluded Shares; (ii) any Nielsen Shares held in treasury by the Company, in each case immediately prior to the Scheme Record Time; and (iii) any WindAcre Shares which WindAcre has notified Parent in accordance with the terms of the Commitment Letter are to be used to fund its commitment to Parent;

“Governmental Entity”	has the meaning given in the Transaction Agreement;

“holder”	includes a person entitled by transmission;

“Law”	all applicable federal, state, local and foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees or agency requirements of Governmental Entities;

“Latest Practicable Date”	means close of business on August 16, 2022, being the latest practicable date prior to the date of this Scheme;

“Nielsen Registrars / Transfer Agent”	Computershare;

“Nielsen Shareholders”	holders of Nielsen Shares from time to time;

“Nielsen Share Plans”	the Amended and Restated Nielsen 2010 Stock Incentive Plan, the Nielsen 2019 Stock Incentive Plan and the Nielsen Holdings plc 2016 Employee Share Purchase Plan;

“Nielsen Shares”	the ordinary shares of Nielsen, with a nominal value of EUR 0.07 per share;

“Parent”	Neptune Intermediate Jersey Limited, a private limited company formed under the laws of the Bailiwick of Jersey (registered number 141768), whose registered office is at 26 New Street, St. Helier, JE2 3RA, Jersey;

“Paying Agent”	a bank or trust company appointed by Parent and reasonably acceptable to the Company to act as paying agent for the settlement of the sums payable under clause 2;

“Permitted Dividends”	has the meaning given in the Transaction Agreement;

“Person”	an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group or organization, including a governmental entity;

“Purchaser”	Neptune BidCo US Inc., a corporation formed under the laws of Delaware and a wholly owned subsidiary of Parent, whose registered office is at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801;

“Purple Green Excluded Shares”	Nielsen Shares in the name of or beneficially owned by Purple Green Investment Pte. Ltd. and its Affiliates immediately prior to the Scheme Record Time;

“Registrar of Companies”	the Registrar of Companies in England and Wales;

“Relevant Laws”	(i) all applicable federal, state, and local anti-money laundering laws, including 18 U.S.C. §§ 1956 and 1957; (ii) all applicable economic sanctions, export controls, import and custom restrictions and anti-boycott regulations, including those administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of Commerce, the U.S. Department of Homeland Security, the U.S. Department of State, the Office of Financial Sanctions Implementation of HM Treasury, the European Union, the competent authorities of European Union member states, and the United Nations; and (iii) all applicable laws relating to bribery or corruption in all jurisdictions in which the Company and its Subsidiaries operate, including the U.S. Foreign Corrupt Practices Act of 1977 and the U.K. Bribery Act of 2010;

“Scheme”	this scheme of arrangement proposed to be made under Part 26 Companies Act between Nielsen and the Scheme Shareholders, in its present form with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by Nielsen, Parent and Purchaser;

“Scheme Record Time”	6 p.m. New York time on the date of the Court Hearing;

“Scheme Shareholders”	holders of Scheme Shares whose names appear in the register of members of the Company as at the Scheme Record Time;

“Scheme Shares”

Nielsen Shares:

(i) in issue at the date of this document;

(ii)  (if any) issued after the date of this document but prior to the Voting Record Time; and

(iii)  (if any) issued on or after the Voting Record Time but before the Scheme Record Time in respect of which the original or any subsequent holders thereof shall or shall by such time have agreed in writing to be, bound by this Scheme, in each case, remaining in issue at the Scheme Record Time but excluding the Excluded Shares;

“subsidiary undertaking”	has the meaning given in section 1162 of the Companies Act;

“Transaction Agreement”	the transaction agreement by and amongst the Company, Parent and Purchaser dated as of 28 March 2022, agreeing to such matters in connection with the acquisition and matters contemplated by this Scheme, as it may be amended from time to time;

“Voting Record Time”	6:00 p.m. on 16 August 2022 or, if the Court Meeting is adjourned, 6:00 p.m. on the tenth business day before the date of such adjourned meeting;

“WindAcre”	The WindAcre Partnership Master Fund LP; and

“WindAcre Shares”	Nielsen Shares in the name of or beneficially owned by WindAcre immediately prior to the Scheme Record Time;

and where the context so admits or requires, the plural includes the singular and vice versa. Any reference to an individual includes a reference to his personal representatives, on whom this Scheme shall be binding.

References to clauses are to clauses of this Scheme. Paragraph headings are included for convenience only and shall not affect the interpretation of this Scheme.

(b)

The share capital of Nielsen as at the Latest Practicable Date is EUR 25,191,892.81 divided into 359,884,183 fully paid ordinary shares of EUR 0.07 each, all of which are credited as fully paid up. Nielsen holds no Nielsen Shares in treasury as at the Latest Practicable Date.

(c)	Options and restricted stock unit awards to acquire up to 8,273,748 Nielsen Shares have been awarded and remain outstanding as at the Latest Practicable Date pursuant to the Nielsen Share Plans.

(d)

At the date of this Scheme 16,600,000 Nielsen Shares, in aggregate, are registered in the name of or beneficially owned by Parent, Purchaser, the Equity Investors or their respective Affiliates, or, any subsidiary undertaking of Parent, Purchaser, the Equity Investors or their respective Affiliates. Holders of the Excluded Shares shall not receive the consideration due to Scheme Shareholders under this Scheme which would otherwise be due to such holders in their capacity as holders of Nielsen Shares but shall have the obligation to contribute their Excluded Shares by way of an equity share capital subscription in Parent.

(e)

Purchaser, Parent, the Equity Investors who hold or control Excluded Shares and the Equity Investor who holds or controls the Purple Green Excluded Shares have agreed, in each case subject to the terms of the Transaction Agreement, to appear by counsel at the Court Hearing and to undertake to the Court to be bound by the terms of this Scheme so far as it relates to any of them and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Scheme.

(f)

As at the date of this Scheme, 98,186,880 Nielsen Shares, in aggregate are registered in the name of or beneficially owned by WindAcre. WindAcre has agreed to, (i) withdraw the proxy previously submitted and not to exercise the votes attached to such shares at the Court Meeting; (ii) appear by counsel at the Court Hearing and to undertake to the Court to be bound by the terms of this Scheme; (iii) undertake and to procure that its affiliates shall not acquire any further Nielsen Shares or sell, transfer or otherwise dispose of any Nielsen Shares prior to the earlier of: (a) the Scheme becoming Effective in accordance with its terms; and (b) 1 November 2022. The undertaking given by WindAcre will cease to have effect if (x) the Transaction Agreement is terminated; (y) any amendment is made to the Transaction Agreement which results in a reduction of the offer price per Scheme Share;or (z) the Consortium seeks to acquire Nielsen, including its assets and/or subsidiaries, other than by way of a Scheme.

THE SCHEME

1.	TRANSFER OF THE SCHEME SHARES

1.1

On the Effective Date, Purchaser and/or its nominee(s) (and/or, at the discretion of Purchaser, a depositary or clearance service or nominee of the same on behalf of Purchaser) shall acquire the Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) fully paid up, with full title guarantee, free from all Encumbrances and together with all rights attaching to them at the Effective Date or thereafter, including voting rights and, save for the Permitted Dividends, entitlement to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) proposed, announced, authorised, declared, paid or made by Nielsen with a record date falling on or after the Effective Time. If any dividend or other distribution or return of value is declared, made or paid or becomes payable by the Company in respect of any Scheme Share on or after the date of the Transaction Agreement and with a record date before the Effective Time other than the Permitted Dividends, there shall be an adjustment to the amount payable to Scheme Shareholders under this Scheme by reference to the aggregate amount of the distribution that has been declared, made, paid or is payable and, for the avoidance of doubt, any such adjustment shall not be regarded as nor shall it constitute any modification, revision or variation of the terms of the Scheme.

1.2

For such purposes, the Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) shall be transferred to Purchaser and/or its nominee(s) (and/or, at the discretion of Purchaser, a depositary or clearance service or nominee of the same on behalf of Purchaser) by means of a form of transfer or other instrument or instruction of transfer, and to give effect to such transfer a person shall be appointed by Purchaser as attorney and/or agent and shall on behalf of the relevant Scheme Shareholder (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) execute and deliver as transferor a form of transfer or other instrument or instruction of transfer of such Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) and every form, instrument or instruction of transfer (whether as a deed or otherwise) so executed shall be effective as if it had been executed by the holder or holders of the Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) thereby transferred.

1.3

Pending the transfer of the Scheme Shares pursuant to clauses 1.1 and 1.2 and the updating of the register of members of Nielsen to reflect such transfer, from and after the Effective Time, each Scheme Shareholder irrevocably:

1.3.1

appoints Purchaser (and/or its nominee(s)) as its attorney and/or agent and/or otherwise to exercise on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares (including in relation to any proposal to re-register Nielsen to a private limited company) and any or all rights and privileges attaching to the Scheme Shares, save that Purchaser and/or its nominee(s) shall not be entitled to receive, and the Scheme Shareholders shall be entitled to receive, any dividend declared with a record date falling prior to the Effective Time;

1.3.2

appoints Purchaser (and/or its nominee(s)) and any one or more of its directors or agents as its attorney and/or agent and/or otherwise to sign on behalf any such Scheme Shareholder any such documents, and to do such things, as may in the opinion of Purchaser and/or any one of more of its directors or agents be necessary or desirable in connection with the exercise of any votes or other rights or privileges attaching to is Scheme Shares including without limitation authority to consent to any short notice of any general or separate class meeting of Nielsen (including in relation to any proposal to re-register Nielsen to a private limited company) and as attorney and/or agent for, and on behalf of, such Scheme Shareholder and/or on its behalf to execute a form of proxy in respect of such Scheme Shares appointing any person nominated by Purchaser (and/or its nominee(s)) to attend the general and separate class meetings of Nielsen and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholders’ behalf;

1.3.3

authorises Nielsen and/or its agents to send to Purchaser (and/or its nominee(s)) any notice, circular, warrant or other document or communication which Nielsen may be required to send to Nielsen Shareholders and

1.3.4

agrees not to exercise any votes or any other rights (except the right to receive the cash amounts in exchange for the Scheme Shares as set out in clause 2) attaching to the relevant Scheme Shares without the consent of Purchaser, and irrevocably undertakes not to appoint a proxy or representative for, or to attend, any general meeting or separate class meeting of the Company.

2.	CONSIDERATION FOR TRANSFER OF THE SCHEME SHARES

In consideration for the transfer of the Scheme Shares (or, as applicable, the interest in the Scheme Shares held by a depositary or clearance service) to Purchaser and/or its nominee(s) as provided in clause 1, Purchaser shall (subject to, and in accordance with, the remaining provisions of this Scheme) pay or procure to be paid to or for the account or benefit of the Scheme Shareholders (as appearing in the register of members of the Company at the Scheme Record Time), subject to any prohibition or condition imposed by Relevant Law; provided, that if the Scheme Shares shall have been changed into a different number of shares or a different class of shares by reason of any dividend, subdivision, reorganisation, reclassification, stock split, reverse stock split, combination or exchange of shares, the consideration shall be equitably adjusted, without duplication, to proportionately reflect such change:

for each Scheme Share	USD 28.00 in cash

3.	SETTLEMENT OF CONSIDERATION

3.1

Prior to the Effective Date, Parent shall appoint the Paying Agent to effect the technical implementation of the settlement of the sums payable under clause 2. On or prior to the Effective Time (or, in the event that the Effective Time occurs later than 3.00 p.m. UK time on any date (or such later time as Parent and the Company may agree to), then no later than the first Business Day following such date), Parent shall deposit, or cause to be deposited, with the a U.S. branch of Paying Agent, in trust for the benefit of the Scheme Shareholders (as appearing in the register of members of the Company at the Scheme Record Time), cash in an amount equal to the aggregate sums payable under clause 2 (the “Deposited Fund”).

3.2	As soon as possible and, in any event, not more than 14 calendar days after the Effective Date, Purchaser shall:

3.2.1

in the case of the Scheme Shares which at the Scheme Record Time are not Cede Shares, procure that, to the extent permitted by Relevant Law, the Paying Agent despatches from the Deposited Fund, to the persons entitled thereto or as they may direct, in accordance with the provisions of clause 3.3, cheques (or electronic payments in lieu of cheques) for the sums payable to them respectively in accordance with clause 2; and

3.2.2

in the case of the Scheme Shares which at the Scheme Record Time are Cede Shares, procure that the Paying Agent despatches from the Deposited Fund, to Cede or its nominee, by way of an electronic payment in lieu of cheque, an amount in cash in immediately available funds equal to the amount of the sums payable in respect of the Cede Shares in accordance with clause 2.

3.3

All deliveries of notices, certificates and cheques required to be made pursuant to this Scheme shall be effected by posting the same by certified or registered mail, return receipt requested, with appropriate postage prepaid addressed to the persons entitled thereto at their respective addresses as appearing in the register of members of the Company at the Scheme Record Time (or, in the case of joint holders, at the address of that one of the joint holders whose name stands first in the said register in respect of such joint holding at such time), and none of Nielsen, Parent, Purchaser or their respective agents or nominees or the Nielsen Registrars / Transfer Agent shall be responsible for any loss or delay in the transmission of any notice, certificate, cheque or payment sent in accordance with this clause 3.3 which shall be posted at the risk of the person entitled thereto.

3.4

All cheques shall be in US dollars drawn on a United States of America clearing bank and payments shall be made to the Scheme Shareholder entitled thereto or, in the case of joint holders, to that one of the joint holders whose name stands first in the register of members of Nielsen in respect of such joint holding at the Scheme Record Time or to such other persons (if any) as such persons may direct in writing and the encashment of any such cheque or the making of any such electronic payment as is referred to in clause 3.2.1 shall be a complete discharge of Purchaser’s obligation to pay the monies represented thereby.

3.5	The procurement of the Paying Agent to pay the sums in accordance with clause 3.2.2 shall be a complete discharge of Purchaser’s obligation in respect of payments for Cede Shares made through Cede.

3.6

The preceding sub-clauses of this clause 3 shall take effect subject to any prohibition or condition imposed by Relevant Law. In the event that the payment of consideration by the Purchaser pursuant to clause 2 or the settlement of consideration by the Purchaser pursuant to this clause 3 would constitute a breach of Relevant Law, the Purchaser shall pay such consideration to the Company and the Company shall hold it on trust for the relevant Scheme Shareholder until such time as the settlement of such consideration would not constitute a breach of Relevant Law.

4.	CERTIFICATES AND CANCELLATIONS

With effect from and including the Effective Time:

4.1

all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder thereof shall be bound at the request of the Company to deliver up the same to the Company or as it may direct to destroy the same; and

4.2

subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with clause 1.2 and the payment of any UK stamp duty thereon, the Company shall make or procure to be made, appropriate entries in the Company’s register of members to reflect any transfer of the Scheme Shares to the Purchaser and/or its nominee.

5.	CESSATION OF RIGHTS

With effect from and on the Effective Time, the Scheme Shareholders shall in accordance with this Scheme cease to have or be entitled to exercise any rights or privileges with respect to or attaching to the Scheme Shares, except the right to receive the cash amounts in exchange for the Scheme Shares as set out in clause 2.

6.	MANDATES

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Time, cease to be valid.

7.	THE EFFECTIVE DATE

7.1	This Scheme shall become Effective upon a copy of the Court Order being delivered to the Registrar of Companies.

7.2

Unless this Scheme shall become Effective on or before 11:59 p.m. (London time) on 28 September 2022 (as may be extended in accordance with Section 6.1(a)(ii) of the Transaction Agreement) or such later date, if any, as the Company and Purchaser may agree and, if required, the Court may allow, this Scheme shall never become Effective.

8.	MODIFICATION

Purchaser, Parent and the Company may jointly consent on behalf of all concerned to any modification of, or addition to, this Scheme or to any condition which the Court may approve or impose.

9.	GOVERNING LAW

This Scheme and any claim, dispute or matter arising under the Scheme or its enforceability shall be governed by and construed in accordance with the laws of England and Wales. The English Courts shall have exclusive jurisdiction over any claim, dispute or matter arising under the Scheme or its enforceability.

Dated August 19, 2022

Clifford Chance LLP

10 Upper Bank Street

London E14 5JJ

Solicitors for Nielsen Holdings plc

Forward-Looking Statements

This proxy supplement (this “Proxy Supplement”) to Nielsen’s definitive proxy statement on Schedule 14A filed on July 8, 2022 (the “Definitive Proxy Statement”) includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction and Nielsen ONE. Factors leading thereto may include, without limitation, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Nielsen’s business, the failure of Nielsen’s new business strategy in accomplishing Nielsen’s objectives, economic or other conditions in the markets Nielsen is engaged in, impacts of actions and behaviors of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules and processes affecting Nielsen’s business, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement entered into pursuant to the proposed transaction (the “Agreement”), the possibility that Nielsen shareholders may not approve the proposed transaction, the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, and other specific risk factors that are outlined in Nielsen’s disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as its 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission (the “SEC”). Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Nielsen assumes no obligation to update any written or oral forward-looking statement made by Nielsen or on its behalf as a result of new information, future events or other factors, except as required by law.

Additional Information and Where to Find It

This Proxy Supplement relates to the proposed transaction involving Nielsen. In connection with the proposed transaction, Nielsen has filed and will file relevant materials with the SEC, including the Definitive Proxy Statement. This Proxy Supplement supplements the Definitive Proxy Statement (together, the “Proxy Statement”) and Nielsen may continue to file with the SEC and send to its shareholders other documents in connection with the proposed transaction. The proposed transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Nielsen’s shareholders are able to obtain a free copy of the Proxy Supplement, the Definitive Proxy Statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Supplement, the Definitive Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 675 6th Avenue New York, NY 10010, Attention: Investor Relations; telephone (410) 717-7134, or from Nielsen’s website www.nielsen.com.

Participants in the Solicitation

Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2022 Annual General Meeting, which was filed with the SEC on April 5, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of this Proxy Supplement, the Definitive Proxy Statement and such other materials may be obtained as described in the preceding paragraph.